SUPPLEMENT DATED OCTOBER 29, 2001
                                     TO THE
                                   PROSPECTUS
                                       FOR
              PERSPECTIVE ADVANTAGE FIXED AND VARIABLE ANNUITYSM -
                      JACKSON NATIONAL SEPARATE ACCOUNT V
                                DATED MAY 1, 2001

The following changes apply to the prospectus listed above, as specified:

On page 4 the following should be added to the section entitled "Fee Table:"

COMMUTATION FEE1: An amount equal to the difference between the present value of any remaining guaranteed payments (as of the date of calculation) using (a) a discount rate that is equal to the rate assumed in calculating the initial income payment and (b) a rate no more than 1% higher than (a).

On page 10 the paragraph under the "Sub-Adviser/Series" chart should be deleted in its entirety and the following paragraphs should be added:

The investment objectives and policies of certain of the Series are similar to the investment objectives and policies of other mutual funds that certain of the investment sub-advisers manage. Although the objectives and policies may be similar, the investment results of the Series may be higher or lower than the result of such mutual funds. We cannot guarantee and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers. The Series described are available only through variable annuity contracts issued by JNL. They are NOT offered or made available to the general public directly.

On page 11 the following paragraph should be added to the section entitled "Contract Charges":

COMMUTATION FEE. If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the periods for which payments are guaranteed to be made under income option 3 your beneficiary elects to receive a lump sum payment, the amount received will be reduced by (a) minus (b) where:
        o (a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and
        o (b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).

On page 12 the section entitled "Withdrawal Charge," should be deleted in its entirety and the following paragraphs should be added:

WITHDRAWAL CHARGE. During the accumulation phase, you can make withdrawals from your contract without a Withdrawal Charge.

You will incur a Withdrawal Charge when you withdraw:

        o premiums which have been in your contract for nine years or less.

You will not incur a Withdrawal Charge when you withdraw:

        o earnings;

        o 10% of the value of your contract less any previous withdrawals during that contract year ("Free Withdrawal") (Note: This withdrawal option is available only once each contract year).

The Withdrawal Charge starts at 8.5% in the first year that a premium is in your contract, declines to 8% in the second year, and declines 1% a year thereafter to 0% after 9 years. The Withdrawal Charge compensates us for costs associated with selling the contracts.

For purposes of the withdrawal charge, Jackson National treats withdrawals as coming from earnings first, then from the oldest remaining premium. If you make a full withdrawal, the Withdrawal Charge is based on premiums remaining in the contract. If you make a full withdrawal you will not receive the benefit of the Free Withdrawal and the entire amount withdrawn will be subject to a Withdrawal Charge. If you withdraw only part of the value of your contract, we deduct the Withdrawal Charge from the remaining value in your contract.

NOTE: Withdrawals under a non-qualified contract will be taxable on an "income first" basis. This means that any withdrawal from a non-qualified contract that does not exceed the accumulated income under the contract will be taxable in full. Any withdrawals under a tax-qualified contract will be taxable except to the extent that they are allocable to an investment in the contract (any after-tax contributions). In most cases, there will be little or no investment in the contract for a tax-qualified contract because contributions will have been made on a pre-tax or tax-deductible basis.

Jackson National does not assess the Withdrawal Charge on any payments paid out as (1) income payments after the first year, (2) death benefits, or (3) withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code. Withdrawals for terminal illness or other specified conditions as defined by Jackson National may not be subject to a withdrawal charge. These provisions are not available in all states.

Jackson National may waive the Withdrawal Charge on amounts you transfer from your contract to another contract issued by us to you. The amounts that you transfer may be subject to new withdrawal charges or other fees under the other contract.

Jackson National may reduce or eliminate the amount of the Withdrawal Charge when the contract is sold under circumstances which reduce its sales expense. Some examples are: the purchase of a contract by a large group of individuals or an existing relationship between Jackson National and a prospective purchaser. Jackson National may not deduct a Withdrawal Charge under a contract issued to an officer, director, agent or employee of Jackson National or any of its affiliates.


On page 13 the section entitled "Capital Protection Program" should be deleted and replaced in its entirety with the following paragraph:

Jackson National offers a Capital Protection program that a policy owner may request. Under this program, Jackson National will allocate part of the premium to the guaranteed fixed account you select so that such part, based on that guaranteed fixed account's interest rate in effect on the date of allocation, will equal at the end of a selected period of 1 or 5 years, the total premium paid. The rest of the premium will be allocated to the investment divisions based on your allocation. If any part of the guaranteed fixed account value is surrendered or transferred before the end of the selected guarantee period, the value at the end of that period will not equal the original premium.


On page 14 the section entitled "Telephone Transactions," should be deleted and replaced in its entirety with the following paragraphs:

                       TELEPHONE AND INTERNET TRANSACTIONS

THE BASICS
You can request certain transactions by telephone or at www.jnl.com, our Internet Web site. Our Customer Service representatives are available during business hours to provide You with information about Your account. We require that You provide proper identification before performing transactions over the telephone or through our Internet Web site. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change Your PIN at www.jnl.com.

WHAT YOU CAN DO AND HOW
You may make transfers by telephone or through the Internet unless You elect not to have this privilege. Any authorization given via an application, the JNL(R) Website, or through other means to JNL shall be deemed authorization by You for JNL to accept transaction instructions, including fund transfers/allocations, by You and Your financial representative unless we are notified by You to the contrary. To notify JNL, please call us at the Service Center number referenced in your contract or on your quarterly statement.

WHAT YOU CAN DO AND WHEN
When authorizing a transfer, You must complete Your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an investment division.


Transfer instructions You send electronically are considered to be received by Jackson National(R) at the time and date stated on the electronic acknowledgement Jackson National returns to You. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out the next business day. Jackson National will retain permanent records of all Web-based transactions by confirmation number. If You do not receive an electronic acknowledgement, You should telephone the Service Center immediately.

HOW TO CANCEL A TRANSACTION
Telephone or Internet transfer requests may currently only be cancelled by calling the Service Center before the close of the New York Stock Exchange on the day the transaction will be processed.

OUR PROCEDURES
Jackson National has procedures that are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine. Our procedures include requesting identifying information and tape recording telephone communications. Jackson National and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means which was not authorized by You. However, if Jackson National fails to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

Jackson National does not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. Jackson National also reserves the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than You and/or this telephonic and electronic transaction privilege at any time.


On page 16, the paragraphs headed Option 3 and Option 4 should be deleted and replaced in their entirety with the following paragraphs:

         OPTION 3 - Life Annuity With 120 or 240 Monthly fixed periods. This income option provides monthly payments for the annuitant's life, but with payments continuing to the beneficiary for the remainder of 10 or 20 years (as you select) if the annuitant dies before the end of the selected period. If the beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

         OPTION 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30. If the beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.


On page 16 under the section entitled "Death Benefit," the following paragraphs should be added:

SPECIAL SPOUSAL CONTINUATION OPTION. If your spouse is the beneficiary and elects to continue the Contract in his or her own name after your death, no death benefit will be paid at that time. Instead, we will contribute to the Contract a Continuation Adjustment, which is the amount by which the death benefit that would have been payable exceeds the contract value. We calculate this amount using the contract value and death benefit as of the date we receive completed forms and due proof of death from the beneficiary of record and the spousal beneficiary's written request to continue the Contract (the "Continuation Date"). We will add this amount to the Contract based on the allocation instructions at the time of your death, subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse. The Special Spousal Continuation Option may not be available in your state. See your financial advisor for information regarding the availability of the Special Spousal Continuation Option.

If your spouse continues the Contract in his/her own name, the new contract value will be considered the initial premium for purposes of determining any future death benefit under the Contract. The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract.

If your spouse elects to continue the Contract, your spouse, as new owner, cannot terminate any optional benefit you elected. The Contract and its optional benefits remain the same. Your spouse will also be subject to the same fees, charges and expenses under the Contract as you were.

On page 17 the last paragraph of the section headed "Death of Owner Before the Income Date" should be deleted and replaced in its entirety with the following paragraphs:

From the time of death of the Owner until the death benefit amount is determined, any amount allocated to an investment division will be subject to investment risk. The investment risk is borne by the Beneficiary(ies).

The death benefit can be paid under one of the following death benefit options:

       o single lump sum payment; or
       o payment of entire death benefit within 5 years of the date of death; or
       o payment of the death benefit under an income option over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy.

Unless the beneficiary chooses to receive the death benefit in a single sum, the beneficiary must elect an income option within the 60 day period beginning with the date Jackson National receives proof of death and payments must begin within one year of the date of death. If the beneficiary chooses to receive the death benefit in a single sum and all the necessary requirements are met, Jackson National will pay the death benefit within 7 days. If the beneficiary is your spouse, he/she can continue the contract in his/her own name at the then current contract value.


On page 20 the following paragraphs should be added under the Section entitled "Other Information":

DOLLAR COST AVERAGING. You can arrange to automatically have a regular amount of money periodically transferred into the investment divisions from the guaranteed fixed accounts or any of the other investment divisions. This theoretically gives you a lower average cost per unit over time than you would receive if you made a one time purchase. The more volatile investment divisions may not result in lower average costs and such divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets. Certain restrictions may apply.


EARNINGS SWEEP(SM). You can choose to move your earnings from the source accounts (only applicable from the 1-year Fixed Account Option and the Money Market sub-account).




(To be used with VC3723 05/01.)


------
1 This only applies to a withdrawal under income option 4 or a lump-sum payment to a beneficiary under income option 3. The proceeds received will be reduced by the commutation fee.

                              PERSPECTIVE ADVANTAGE
                           FIXED AND VARIABLE ANNUITY
                                    ISSUED BY
             ISSUED BY JACKSON NATIONAL LIFE INSURANCE COMPANY AND
                       JACKSON NATIONAL SEPARATE ACCOUNT V




o    Individual and group, flexible premium deferred annuity

o    2 guaranteed fixed accounts that each offer a minimum interest rate that is
     guaranteed   by  Jackson   National   Life   Insurance   Company   (Jackson
     National)(the "guaranteed fixed accounts")

o Investment divisions which purchase shares of the following series of mutual funds:

       JNL Series Trust
         JNL/Alliance Growth Series
         JNL/J.P. Morgan Enhanced S&P 500(R)Stock Index Series
         JNL/J.P. Morgan International & Emerging Markets Series
         JNL/Janus Aggressive Growth Series
         JNL/Janus Growth & Income Series
         JNL/Oppenheimer Global Growth Series
         JNL/Oppenheimer Growth Series
         JNL/PIMCO Total Return Bond Series
         JNL/Putnam International Equity Series
         JNL/Putnam Midcap Growth Series
         JNL/S&P Conservative Growth Series
         JNL/S&P Moderate Growth Series
         JNL/S&P Aggressive Growth Series
         Lazard/JNL Mid Cap Value Series
         Lazard/JNL Small Cap Value Series
         PPM America/JNL Money Market Series
         Salomon Brothers/JNL Balanced Series
         Salomon Brothers/JNL Global Bond Series
         Salomon Brothers/JNL High Yield Bond Series
         T. Rowe Price/JNL Mid-Cap Growth Series

       JNL Variable Fund V LLC
         JNL/First Trust The DowSM Target 10 Series

o Expenses for a contract with a contract enhancement may be higher than expenses for a contract without a contract enhancement. The amount of the contract enhancement may be more than offset by any additional fees and/or charges associated with the contract enhancement.

Please read this prospectus before you purchase a Perspective Advantage Fixed and Variable Annuity. It contains important information about the contract that you ought to know before investing. You should keep this prospectus on file for future reference.

To learn more about the Perspective Advantage Fixed and Variable Annuity contract, you can obtain a free copy of the Statement of Additional Information
(SAI) dated May 1, 2001, by calling Jackson National at (800) 766-4683 or by writing Jackson National at: Annuity Service Center, P.O. Box 378002, Denver, Colorado 80237-8002. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC.


THE SEC HAS NOT APPROVED OR DISAPPROVED THE PERSPECTIVE ADVANTAGE FIXED AND VARIABLE ANNUITY OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

              NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE

                                   MAY 1, 2001

"Dow Jones", "Dow Jones Industrial AverageSM", "DJIASM" and "The Dow 10SM" are service marks of Dow Jones & Company, Inc. (Dow Jones). Dow Jones has no relationship to the annuity, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the JNL/First Trust The Dow Target 10 Series. Please See Appendix B for additional information.


"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company. The JNL/J.P. Morgan Enhanced S&P 500(R) Stock Index Series is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Series. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

"JNL(R)", "Jackson National(R)" and "Jackson National Life(R)" are trademarks of Jackson National Life Insurance Company.

                                TABLE OF CONTENTS


Key Facts...........................................................        1

Fee Table...........................................................        4

The Annuity Contract................................................        8

The Company.........................................................        9

The Guaranteed Fixed Accounts.......................................        9

The Separate Account................................................        9

Investment Divisions................................................        9

Contract Charges....................................................       11

Purchases...........................................................       13

Allocations of Premium..............................................       13

Contract Enhancements...............................................       14

Transfers...........................................................       14

Access to Your Money................................................       14

Income Payments (The Income Phase)..................................       15

Death Benefit.......................................................       16

Taxes...............................................................       18

Other Information...................................................       20

Table of Contents of the Statement of Additional Information........       22

Appendix A..........................................................      A-1

Appendix B..........................................................      B-1

               (This page has been left blank intentionally.)

                                    KEY FACTS

--------------------------------------------------------------------------------
ANNUITY SERVICE CENTER:       1 (800) 766-4683

         MAIL ADDRESS:        P.O. Box 378002, Denver, Colorado  80237-8002

         DELIVERY ADDRESS:    8055 East Tufts Avenue, Second Floor,
                              Denver, Colorado
                              80237
INSTITUTIONAL MARKETING
GROUP SERVICE CENTER:         1 (800) 777-7779

         MAIL ADDRESS:        P.O. Box 30386, Lansing, Michigan  48909-9692

         DELIVERY ADDRESS:    1 Corporate Way, Lansing, Michigan  48951
                              Attn:  IMG

HOME OFFICE:                  1 Corporate Way, Lansing, Michigan  48951

--------------------------------------------------------------------------------
THE ANNUITY CONTRACT          The fixed and variable annuity contract offered by
                              Jackson National provides a means for allocating
                              on a tax-deferred basis to the guaranteed fixed
                              accounts of Jackson National and the investment
                              divisions (the "Allocation Options"). The contract
                              is intended for retirement savings or other
                              long-term investment purposes and provides for a
                              death benefit and income
                              options.
--------------------------------------------------------------------------------
ALLOCATION OPTIONS            You can put money into any of the Allocation
                              Options but you may not put your money in more
                              than eighteen of the variable options plus
                              the guaranteed fixed accounts during the
                              life of your contract.
--------------------------------------------------------------------------------
EXPENSES                      The contract has insurance features and
                              investment features, and there are costs related to each.

                              Jackson National makes a deduction for its insurance charges that is equal to 1.50% of the daily value of the contracts invested in the investment divisions. This charge does not apply to the guaranteed fixed accounts. During the accumulation phase, Jackson National deducts a $35 annual contract maintenance charge from your contract. If you choose the optional enhanced death benefit, Jackson National will deduct a charge equal to .15% of the daily value of your contract invested in the investment divisions.

                              If you take your money out of the contract, Jackson National may assess a withdrawal charge. The withdrawal charge starts at 8.5% in the first year, declines to 8% in the second year, and declines 1% a year thereafter to 0% after 9 years.

                              Jackson National may assess a state premium tax charge which ranges from 0-4%, depending upon the state, when you begin receiving regular income payments from your contract, when you make a withdrawal or, in states where required, at the time premium payments are made.

--------------------------------------------------------------------------------

EXPENSES (CONT'D)             There are also investment charges which
                              are expected to range from .20% to 1.22%, on an annual basis, of the average daily value of the Series, depending on the Series.

--------------------------------------------------------------------------------
PURCHASES                     Under most circumstances, you can buy a contract
                              for $5,000 or more ($2,000 or more for a qualified plan contract). You can add $500 ($50 under the automatic payment plan) or more at any time during the accumulation phase.

                              Contract charges are deducted from the total value of your contract. Therefore, your contract incurs expenses on the total contract value, which includes the contract enhancements. You will not receive any contract enhancement applied to your contract within the prior twelve months under the circumstances set forth in the prospectus on page 14 under "Contract Enhancements" since charges will have been assessed against the higher amount (premium plus contract enhancement). It is possible that upon surrender, particularly in a declining market, you will receive less money back than you would have if you had not received the contract enhancement. We expect to profit from certain charges assessed under the contract (i.e., the withdrawal charge and the mortality and expense risk charge) associated with the contract enhancement.

--------------------------------------------------------------------------------
CONTRACT ENHANCEMENTS         Each time you make a premium payment, Jackson
                              National will add an additional amount to your contract equal to 4% of your premium payment.
                              Jackson National will not add contract
                              enhancements to premium payments made
                              within 12 months prior to a withdrawal,
                              distribution or payment of a death benefit.

                              Contract charges are deducted from the total value of your contract. Therefore, your contract incurs expenses on the total contract value, which includes the contract enhancements. You will not receive any contract enhancement applied to your contract within the prior twelve months under the circumstances set forth in the prospectus on page 14 under "Contract Enhancements" since charges will have been assessed against the higher amount (premium plus contract enhancement). It is possible that upon surrender, particularly in a declining market, you will receive less money back than you would have if you had not received the contract enhancement. We expect to profit from certain charges assessed under the contract (i.e., the withdrawal charge and the mortality and expense risk charge) associated with the contract enhancement.

--------------------------------------------------------------------------------

ACCESS TO YOUR MONEY          You can take money out of your contract during the
                              accumulation phase. Withdrawals may be subject to
                              a withdrawal charge. You may also have to pay
                              income tax and a tax penalty on any money
                              you take out.
--------------------------------------------------------------------------------
INCOME PAYMENTS               You may choose to receive regular income from
                              your annuity. During the income phase, you
                              have the same allocation options you had during
                              the accumulation phase.
--------------------------------------------------------------------------------
DEATH BENEFIT                 If you die before moving to the income phase, the
                              person you have chosen as your beneficiary will
                              receive a death benefit.  When you purchase your
                              contract, you must elect the standard death
                              benefit or the optional enhanced death benefit.
                              You cannot change your election
                              after we have issued your contract.
--------------------------------------------------------------------------------
FREE LOOK                     If you cancel your contract within twenty days
                              after receiving it (or whatever period is required
                              in your state), Jackson National will return the
                              amount your contract is worth on the day we
                              receive your request, less any contract
                              enhancements applied to your contract. This may be
                              more or less than your original payment. If
                              required by law, Jackson National will
                              return your premium.
--------------------------------------------------------------------------------
TAXES                         Under the Internal Revenue Code you generally will
                              not be taxed on the earnings on the money held in
                              your contract until you take money out (this is
                              referred to as tax-deferral).  There are different
                              rules as to how you will be taxed depending on how
                              you take the money out and whether your contract
                              is non-qualified or purchased as part of a
                              qualified plan.
--------------------------------------------------------------------------------

                                    FEE TABLE

OWNER TRANSACTION EXPENSES(1)

WITHDRAWAL CHARGE (AS A PERCENTAGE OF PREMIUM PAYMENTS):

  Years Since Premium Payment  0     1   2   3   4   5   6   7   8   9+
  Charge                       8.5%  8%  7%  6%  5%  4%  3%  2%  1%  0%

TRANSFER FEE:
  $25 for each transfer in excess of 15 in a contract year

CONTRACT MAINTENANCE CHARGE:
  $35 per contract per year

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)

                                        STANDARD DEATH        OPTIONAL ENHANCED
                                           BENEFIT              DEATH BENEFIT
                                     -------------------    --------------------
Mortality and Expense Risk Charges          1.35%                   1.50%
Administration Charge                        .15%                    .15%
                                     -------------------    --------------------
TOTAL SEPARATE ACCOUNT ANNUAL
  EXPENSES                                  1.50%                   1.65%

Series Annual Expenses
(as a percentage of the Series' average net assets)



                                                                MANAGEMENT     ESTIMATED                    TOTAL
                                                                   AND        DISTRIBUTION                  SERIES
                                                              ADMINISTRATIVE    (12B-1)        OTHER        ANNUAL
                                                                   FEE           FEES*       EXPENSES      EXPENSES
------------------------------------------------------------- --------------- ------------- ------------ -------------
JNL/Alliance Growth Series                                          .87%          .02%           0%            .89%
JNL/J.P. Morgan Enhanced S&P 500(R)Stock Index Series               .90%          .01%           0%            .91%
JNL/J.P. Morgan International & Emerging Markets Series            1.07%          .03%           0%           1.10%
JNL/Janus Aggressive Growth Series                                  .98%          .01%           0%            .99%
JNL/Janus Global Equities Series**                                 1.03%          .02%           0%           1.05%
JNL/Janus Growth & Income Series                                   1.04%          .04%           0%           1.08%
JNL/Oppenheimer Global Growth Series                               1.05%          .01%+          0%           1.06%
JNL/Oppenheimer Growth Series                                      1.00%          .01%+          0%           1.01%
JNL/PIMCO Total Return Bond Series                                  .80%          .01%+          0%            .81%
JNL/Putnam International Equity Series                             1.17%          .05%           0%           1.22%
JNL/Putnam Midcap Growth Series                                    1.05%          .08%           0%           1.13%
JNL/S&P Conservative Growth Series***                               .20%           0%            0%            .20%
JNL/S&P Moderate Growth Series***                                   .20%           0%            0%            .20%
JNL/S&P Aggressive Growth Series***                                 .20%           0%            0%            .20%
Lazard/JNL Mid Cap Value Series                                    1.07%          .05%           0%           1.12%
Lazard/JNL Small Cap Value Series                                  1.15%          .03%           0%           1.18%
PPM America/JNL Money Market Series                                 .70%           0%            0%            .70%
Salomon Brothers/JNL Balanced Series                                .90%          .01%           0%            .91%
Salomon Brothers/JNL Global Bond Series                             .95%          .01%+          0%            .96%
Salomon Brothers/JNL High Yield Bond Series                         .90%          .01%+          0%            .91%
T. Rowe Price/JNL Mid-Cap Growth Series                            1.02%          .01%+          0%           1.03%
JNL/First Trust The DowSM Target 10 Series                          .85%            0%           0%            .85%
------------------------------------------------------------- --------------- ------------- ------------ -------------

--------
1 See "Contract Charges"

Certain Series pay Jackson National Asset Management, LLC, the adviser, an Administrative Fee of .10% for certain services provided to the JNL Series Trust and JNL Variable Fund V LLC by Jackson National Asset Management, LLC. The JNL/Oppenheimer Global Growth Series pays an Administrative Fee of .15%. The JNL/S&P Series do not pay an Administrative Fee. The Total Series Annual Expenses reflect the inclusion of the Administrative Fee.

+ The Advisor anticipates that the 12b-1 fee will be less than .01%.

* The Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Series. The 12b-1 fee is only paid to the extent that the commission is recaptured. The distribution fee noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

** The JNL/Janus Global Equities Series (the "Series") was closed to new contract holders on September 1, 2000. The Series is still available to contract holders who purchased their contracts prior to September 1, 2000, even if the contract holder does not have a current allocation in the Series. The Series is also available to both new and existing contract holders as an underlying Series of the JNL/S&P Conservative Growth Series, the JNL/S&P Moderate Growth Series and the JNL/S&P Aggressive Growth Series.

*** UNDERLYING SERIES EXPENSES. The expenses shown above are the annual operating expenses for the JNL/S&P Series. Because the JNL/S&P Series invest in other Series of the JNL Series Trust, the JNL/S&P Series will indirectly bear their pro rata share of fees and expenses of the underlying Series in addition to the expenses shown.

The total annual operating expenses for each JNL/S&P Series (including both the annual operating expenses for the JNL/S&P Series and the annual operating expenses for the underlying Series) could range from .90% to 1.42% (this range reflects an investment in the Series with the lowest and highest Total Series Annual Expenses). The table below shows estimated total annual operating expenses for each of the JNL/S&P Series based on the pro rata share of expenses that the JNL/S&P Series would bear if they invested in a hypothetical mix of underlying Series. The adviser believes the expenses shown below to be a likely approximation of the expenses the JNL/S&P Series will incur based on the actual mix of underlying Series. The expenses shown below include both the annual operating expenses for the JNL/S&P Series and the annual operating expenses for the underlying Series. The actual expenses of each JNL/S&P Series will be based on the actual mix of underlying Series in which it invests. The actual expenses may be greater or less than those shown.

     JNL/S&P Conservative Growth Series ....................... 0.891%
     JNL/S&P Moderate Growth Series ........................... 0.926%
     JNL/S&P Aggressive Growth Series ......................... 0.956%

EXAMPLES. You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

     (a) if you do not surrender your contract or if you begin receiving income payments from your contract after the first year;

     (b) if you surrender your contract at the end of each time period.


STANDARD DEATH BENEFIT
                                                                                         TIME PERIODS
-------------------------------------------------------------------------------- ------- --------- -------- --------
                                                                                   1        3         5       10
                                                                                  YEAR    YEARS     YEARS    YEARS
-------------------------------------------------------------------------------- ------- --------- -------- --------
JNL/Alliance Growth Division                                            (a)       $  24   $  75      $128     $273
                                                                        (b)         109     145       178      273
JNL/J.P. Morgan Enhanced S&P 500(R)Stock Index Division                 (a)          24      75       129      275
                                                                        (b)         109     145       179      275
JNL/J.P. Morgan International & Emerging Markets Division               (a)          27      81       138      293
                                                                        (b)         111     151       188      293
JNL/Janus Aggressive Growth Division                                    (a)          25      78       133      283
                                                                        (b)         110     148       183      283
JNL/Janus Global Equities Division*                                     (a)          26      79       136      289
                                                                        (b)         111     149       186      289
JNL/Janus Growth & Income Division                                      (a)          26      80       137      291
                                                                        (b)         111     150       187      291
JNL/Oppenheimer Global Growth Series                                    (a)          26      80       136      290
                                                                        (b)         111     150       186      290
JNL/Oppenheimer Growth Series                                           (a)          25      78       134      285
                                                                        (b)         110     148       184      285
JNL/PIMCO Total Return Bond Division                                    (a)          23      72       124      265
                                                                        (b)         108     142       174      265
JNL/Putnam International Equity Division                                (a)          28      84       144      305
                                                                        (b)         113     154       194      305
JNL/Putnam Midcap Growth Division                                       (a)          27      82       140      296
                                                                        (b)         112     152       190      296
JNL/S&P Conservative Growth Division                                    (a)          17      54        92      201
                                                                        (b)         102     124       142      201
JNL/S&P Moderate Growth Division                                        (a)          17      54        92      201
                                                                        (b)         102     124       142      201
JNL/S&P Aggressive Growth Division                                      (a)          17      54        92      201
                                                                        (b)         102     124       142      201
Lazard/JNL Mid Cap Value Division                                       (a)          27      81       139      295
                                                                        (b)         112     151       189      295
Lazard/JNL Small Cap Value Division                                     (a)          27      83       142      301
                                                                        (b)         112     153       192      301
PPM America/JNL Money Market Division                                   (a)          22      69       118      253
                                                                        (b)         107     139       168      253
Salomon Brothers/JNL Balanced Division                                  (a)          24      75       129      275
                                                                        (b)         109     145       179      275
Salomon Brothers/JNL Global Bond Division                               (a)          25      77       131      280
                                                                        (b)         110     147       181      280
Salomon Brothers/JNL High Yield Bond Division                           (a)          24      75       129      275
                                                                        (b)         109     145       179      275
T. Rowe Price/JNL Mid-Cap Growth Division                               (a)          26      79       135      287
                                                                        (b)         111     149       185      287
JNL/First Trust The DowSM Target 10 Division                            (a)          24      73       126      269
                                                                        (b)         109     143       176      269
-------------------------------------------------------------------------------- ------- --------- -------- --------

* The JNL/Janus Global Equities Series (the "Series") is closed to new contract holders since September 1, 2000. The Series is still available to existing contract holders who purchased their contracts prior to September 1, 2000, even if the contract holder does not have a current allocation in the Series. The Series is also available to both new and existing contract holders as an underlying series of the JNL/S&P Conservative Growth Series, the JNL/S&P Moderate Growth Series and the JNL/S&P Aggressive Growth Series.



ENHANCED DEATH BENEFIT
                                                                                         TIME PERIODS
-------------------------------------------------------------------------------- ------- --------- -------- --------
                                                                                   1        3         5       10
                                                                                  YEAR    YEARS     YEARS    YEARS
-------------------------------------------------------------------------------- ------- --------- -------- --------
JNL/Alliance Growth Division                                            (a)       $  26   $  79      $135     $288
                                                                        (b)         111     149       185      288
JNL/J.P. Morgan Enhanced S&P 500(R)Stock Index Division                 (a)          26      80       136      290
                                                                        (b)         111     150       186      290
JNL/J.P. Morgan International & Emerging Markets Division               (a)          28      85       145      308
                                                                        (b)         113     155       195      308
JNL/Janus Aggressive Growth Division                                    (a)          27      82       140      297
                                                                        (b)         112     152       190      297
JNL/Janus Global Equities Division*                                     (a)          27      84       143      303
                                                                        (b)         112     154       193      303
JNL/Janus Growth & Income Division                                      (a)          28      85       144      306
                                                                        (b)         113     155       194      306
JNL/Oppenheimer Global Growth Series                                    (a)          27      84       143      304
                                                                        (b)         112     154       193      304
JNL/Oppenheimer Growth Series                                           (a)          27      83       141      299
                                                                        (b)         112     153       191      299
JNL/PIMCO Total Return Bond Division                                    (a)          25      77       131      280
                                                                        (b)         110     147       181      280
JNL/Putnam International Equity Division                                (a)          29      89       151      320
                                                                        (b)         114     159       201      320
JNL/Putnam Midcap Growth Division                                       (a)          28      86       147      311
                                                                        (b)         113     156       197      311
JNL/S&P Conservative Growth Division                                    (a)          19      58       100      217
                                                                        (b)         104     128       150      217
JNL/S&P Moderate Growth Division                                        (a)          19      58       100      217
                                                                        (b)         104     128       150      217
JNL/S&P Aggressive Growth Division                                      (a)          19      58       100      217
                                                                        (b)         104     128       150      217
Lazard/JNL Mid Cap Value Division                                       (a)          28      86       146      310
                                                                        (b)         113     156       196      310
Lazard/JNL Small Cap Value Division                                     (a)          29      88       149      316
                                                                        (b)         114     158       199      316
PPM America/JNL Money Market Division                                   (a)          24      73       126      269
                                                                        (b)         109     143       176      279
Salomon Brothers/JNL Balanced Division                                  (a)          26      80       136      290
                                                                        (b)         111     150       186      290
Salomon Brothers/JNL Global Bond Division                               (a)          26      81       139      294
                                                                        (b)         111     151       189      294

--------

* The JNL/Janus Global Equities Series (the "Series") was closed to new contract holders on September 1, 2000. The Series is still available to contract holders, even if the contract holder does not have a current allocation in the Series.
The Series is also available to both new and existing contract holders as an underlying Series of the JNL/S&P Conservative Growth Series, the JNL/S&P
Moderate Growth Series and the JNL/S&P Aggressive Growth Series.



                                                                                         TIME PERIODS
-------------------------------------------------------------------------------- ------- --------- -------- --------
                                                                                   1        3         5       10
                                                                                  YEAR    YEARS     YEARS    YEARS
-------------------------------------------------------------------------------- ------- --------- -------- --------


Salomon Brothers/JNL High Yield Bond Division                           (a)          26      80       136      290
                                                                        (b)         111     150       186      290
T. Rowe Price/JNL Mid-Cap Growth Division                               (a)          27      83       142      301
                                                                        (b)         112     153       192      301
JNL/First Trust The DowSM Target 10 Division                            (a)          25      78       133      284
                                                                        (b)         110     148       183      284
-------------------------------------------------------------------------------- ------- --------- -------- --------

EXPLANATION OF FEE TABLE AND EXAMPLES. The purpose of the Fee Table and Examples is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The Fee Table reflects the expenses of the separate account and the Series. Premium taxes may also apply.

The Examples reflect the contract maintenance charge which is determined by dividing the total amount of such charges expected to be collected during the year by the total estimated average net assets of the investment divisions.

A withdrawal charge is imposed on income payments which occur within one year of the date the contract is issued.

THE EXAMPLES DO NOT REPRESENT PAST OR FUTURE EXPENSES. THE ACTUAL EXPENSES THAT YOU INCUR MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL STATEMENTS. An accumulation unit value history is contained in Appendix A.

You can find the following financial statements in the SAI:

     o The financial statements of the Separate Account for the year ended December 31, 2000

     o the financial statements of Jackson National for the year ended December 31, 2000

The Separate Account's financial statements for the year ended December 31, 2000 and the financial statements of Jackson National for the year ended December 31, 2000 have been audited by KPMG LLP, independent accountants.

                              THE ANNUITY CONTRACT

The fixed and variable annuity contract offered by Jackson National is a contract between you, the owner, and Jackson National, an insurance company. The contract provides a means for allocating on a tax-deferred basis to guaranteed fixed accounts and investment divisions. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The contract, like all deferred annuity contracts, has two phases: (1) the accumulation phase, and (2) the income phase. Any withdrawals under a tax-qualified contract will be taxable except to the extent that they are allocable to an investment in the contract (any after-tax contributions). In most cases, there will be little or no investment in the contract for a tax-qualified contract because contributions will have been made on a pre-tax or tax-deductible basis. Income payments under either a non-qualified contract or a tax-qualified contract will be taxable except to the extent that they represent a partial repayment of the investment in the contract.

The contract offers guaranteed fixed accounts. The guaranteed fixed accounts each offer a minimum interest rate that is guaranteed by Jackson National for the duration of the guaranteed fixed account period. While your money is in a guaranteed fixed account, the interest your money earns and your principal are guaranteed by Jackson National. The value of a guaranteed fixed account may be reduced if you make a withdrawal prior to the end of the guaranteed fixed account period, but will never be less than the premium payments accumulated at 3% per year. If you choose to have your annuity payments come from the guaranteed fixed accounts, your payments will remain level throughout the entire income phase.

The contract also offers investment divisions. The investment divisions are designed to offer a higher return than the guaranteed fixed accounts. HOWEVER, THIS IS NOT GUARANTEED. IT IS POSSIBLE FOR YOU TO LOSE YOUR MONEY. If you put money in the investment divisions, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the performance of the investment divisions you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the investment divisions you choose for the income phase.

As the owner, you can exercise all the rights under the contract. You can assign the contract at any time before the income date, but Jackson National will not be bound until it receives written notice of the assignment. An assignment may be a taxable event.

The contracts described in this prospectus are flexible premium deferred annuities and may be issued as either individual or group contracts. In those states where contracts are issued as group contracts, references throughout the prospectus to "contract(s)" shall also mean "certificate(s)."

                                   THE COMPANY

Jackson National is a stock life insurance company organized under the laws of the state of Michigan in June 1961. Its legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951. Jackson National is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. Jackson National is ultimately a wholly-owned subsidiary of Prudential plc (London, England).

Jackson National has responsibility for administration of the contracts and the Separate Account. We maintain records of the name, address, taxpayer identification number and other pertinent information for each contract owner and the number and type of contracts issued to each contract owner, and records with respect to the value of each contract.

                          THE GUARANTEED FIXED ACCOUNTS

If you select a guaranteed fixed account, your money will be placed with Jackson National's other assets. The guaranteed fixed accounts are not registered with the SEC and the SEC does not review the information we provide to you about the guaranteed fixed accounts. Your contract contains a more complete description of the guaranteed fixed accounts.

                              THE SEPARATE ACCOUNT

The Jackson National Separate Account V was established by Jackson National on September 25, 1998, pursuant to the provisions of Michigan law, as a segregated asset account of the company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The assets of the separate account legally belong to Jackson National and the obligations under the contracts are obligations of Jackson National. However, the contract assets in the separate account are not chargeable with liabilities arising out of any other business Jackson National may conduct. All of the income, gains and losses resulting from these assets are credited to or charged against the contracts and not against any other contracts Jackson National may issue.

The separate account is divided into investment divisions. Jackson National does not guarantee the investment performance of the separate account or the investment divisions.

                              INVESTMENT DIVISIONS

You can put money in any or all of the investment divisions; however, you may not allocate your money to more than eighteen variable options plus the guaranteed fixed accounts during the life of your contract. The investment divisions purchase shares of the following Series of mutual funds:

     JNL Series Trust
         JNL/Alliance Growth Series
         JNL/J.P. Morgan Enhanced S&P 500(R)Stock Index Series
         JNL/J.P. Morgan International & Emerging Markets Series
         JNL/Janus Aggressive Growth Series
         JNL/Janus Growth & Income Series
         JNL/Oppenheimer Global Growth Series
         JNL/Oppenheimer Growth Series
         JNL/PIMCO Total Return Bond Series
         JNL/Putnam International Equity Series
         JNL/Putnam Midcap Growth Series

         JNL/S&P Conservative Growth Series
         JNL/S&P Moderate Growth Series
         JNL/S&P Aggressive Growth Series
         Lazard/JNL Mid Cap Value Series
         Lazard/JNL Small Cap Value Series
         PPM America/JNL Money Market Series
         Salomon Brothers/JNL Balanced Series
         Salomon Brothers/JNL Global Bond Series
         Salomon Brothers/JNL High Yield Bond Series
         T. Rowe Price/JNL Mid-Cap Growth Series

     JNL Variable Fund V LLC
        JNL/First Trust The DowSM Target 10 Series - seeks a high total return through a combination of capital appreciation and dividend income by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial AverageSM which have the highest dividend yields on a pre-determined selection date.

The Series are described in the attached prospectuses for the JNL Series Trust and the JNL Variable Fund V LLC. Jackson National Asset Management, LLC serves as investment adviser for all of the Series. The sub-adviser for each Series is listed in the following table:


      ------------------------------------------- ----------------------------------------------------------
                    SUB-ADVISER                                            SERIES
      ------------------------------------------- ----------------------------------------------------------
      Alliance Capital Management L.P.            JNL/Alliance Growth Series
      ------------------------------------------- ----------------------------------------------------------
      J.P. Morgan Investment Management Inc.      JNL/J.P. Morgan Enhanced S&P 500(R)Stock Index Series
                                                  JNL/J.P. Morgan International & Emerging Markets Series
      ------------------------------------------- ----------------------------------------------------------
      Janus Capital Corporation                   JNL/Janus Aggressive Growth Series
                                                  JNL/Janus Global Equities Series*
                                                  JNL/Janus Growth & Income Series
      ------------------------------------------- ----------------------------------------------------------
      OppenheimerFunds, Inc.                      JNL/Oppenheimer Global Growth Series
                                                  JNL/Oppenheimer Growth Series
      ------------------------------------------- ----------------------------------------------------------
      Pacific Investment Management Company       JNL/PIMCO Total Return Bond Series
      ------------------------------------------- ----------------------------------------------------------
      Standard & Poor's Investment Advisory       JNL/S&P Conservative Growth Series
      Services, Inc.                              JNL/S&P Moderate Growth Series
                                                  JNL/S&P Aggressive Growth Series
      ------------------------------------------- ----------------------------------------------------------
      Lazard Asset Management                     Lazard/JNL Mid Cap Value Series
                                                  Lazard/JNL Small Cap Value Series
      ------------------------------------------- ----------------------------------------------------------
      PPM America, Inc.                           PPM America/JNL Money Market Series
      ------------------------------------------- ----------------------------------------------------------
      Putnam Investment Management, Inc.          JNL/Putnam International Equity Series
                                                  JNL/Putnam Midcap Growth Series
      ------------------------------------------- ----------------------------------------------------------
      Salomon Brothers Asset Management Inc       Salomon Brothers/JNL Balanced Series
                                                  Salomon Brothers/JNL Global Bond Series
                                                  Salomon Brothers/JNL High Yield Bond Series
      ------------------------------------------- ----------------------------------------------------------
      T. Rowe Price Associates, Inc.              T. Rowe Price/JNL Mid-Cap Growth Series
      ------------------------------------------- ----------------------------------------------------------
      First Trust Advisors L.P.                   JNL/First Trust The DowSM Target 10 Series
      ------------------------------------------- ----------------------------------------------------------

The investment objectives and policies of certain of the Series are similar to the investment objectives and policies of other mutual funds that certain of the investment sub-advisers manage. Although the objectives and policies may be similar, the investment results of the Series may be higher or lower than the result of such other mutual funds. We cannot guarantee, and make no

---------
* The JNL/Janus Global Equities Series (the "Series") was closed to new contract holders on September 1, 2000. The Series is still available to contract holders who purchased their contracts prior to September 1, 2000, even if the contract holder does not have a current allocation in the Series. The Series is also available to both new and existing contract holders as an underlying Series of the JNL/S&P Conservative Growth Series, the JNL/S&P Moderate Growth Series and the JNL/S&P Aggressive Growth Series.

representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers.

A Series' performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Series with a small asset base. A Series may not experience similar performance as its assets grow.

Depending on market conditions, you can make or lose money in any of the investment divisions that invest in the Series. You should read the prospectuses for the JNL Series Trust and the JNL Variable Fund V LLC carefully before investing. Additional Series and investment divisions may be available in the future.

VOTING RIGHTS. To the extent required by law, Jackson National will obtain from you and other owners of the contracts instructions as to how to vote when the Series solicits proxies in conjunction with a vote of shareholders. When Jackson National receives instructions, we will vote all the shares Jackson National owns in proportion to those instructions.

SUBSTITUTION. Jackson National may be required to, or determine in its sole discretion to, substitute a different mutual fund for the one the investment division is currently invested in. We will not do this without any required approval of the SEC. Jackson National will give you notice of such transactions.

                                CONTRACT CHARGES

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges may be a lesser amount where required by state law or as described below, but will not be increased. These charges and expenses are:

INSURANCE CHARGES. Each day Jackson National makes a deduction for its insurance charges. We do this as part of our calculation of the value of the accumulation units and annuity units. On an annual basis, this charge equals 1.50% of the daily value of the contracts invested in an investment division, after expenses have been deducted. This charge does not apply to the guaranteed fixed accounts.

This charge is for the mortality risks, expense risks and administrative expenses assumed by Jackson National. The mortality risks that Jackson National assumes arise from our obligations under the contracts:

     o to make income payments for the life of the annuitant during the income phase;

     o    to waive the withdrawal charge in the event of your death; and

     o to provide both a standard and enhanced death benefits prior to the income date.

The expense risk that Jackson National assumes is the risk that our actual cost of administering the contracts and the investment divisions will exceed the amount that we receive from the administration charge and the contract maintenance charge.

OPTIONAL ENHANCED DEATH BENEFIT CHARGE. If you elect the optional enhanced death benefit when you purchase your contract, Jackson National will deduct an optional enhanced death benefit charge from your contract. This charge, on an annual basis, equals .15% of the daily value of your contract invested in the investment divisions. This charge is for the mortality risks that we assume in connection with the optional enhanced death benefit.

CONTRACT MAINTENANCE CHARGE. During the accumulation phase, Jackson National deducts a $35 ($30 in Washington) annual contract maintenance charge on each anniversary of the date on which your contract was issued. If you make a complete withdrawal from your contract, the contract maintenance charge will also be deducted. This charge is for administrative expenses.

Jackson National will not deduct this charge, if when the deduction is to be made, the value of your contract is $50,000 or more. Jackson National may discontinue this practice at any time.

TRANSFER FEE. A transfer fee of $25 will apply to each transfer in excess of 15 in a contract year. Jackson National may waive the transfer fee in connection with pre-authorized automatic transfer programs, or may charge a lesser fee where required by state law.

WITHDRAWAL CHARGE. During the accumulation phase, you can make withdrawals from your contract without a Withdrawal Charge.

You will incur a withdrawal charge when you withdraw:

     o    premiums which have been in your contract for nine years or less.

You will not incur a withdrawal charge when you withdraw:

     o    earnings;

     o 10% of the value of your contract less any previous withdrawals during that contract year (Note: This withdrawal option is available only once each contract year).

The withdrawal charge starts at 8.5% in the first year that a premium is in your contract, declines to 8% in the second year, and declines 1% a year thereafter to 0% after 9 years. The withdrawal charge compensates us for costs associated with selling the contracts.

For purposes of the withdrawal charge, Jackson National treats withdrawals as coming from earnings first, then from the oldest remaining premium. If you make a full withdrawal, the withdrawal charge is based on premiums remaining in the contract. If you withdraw only part of the value of your contract, we deduct the withdrawal charge from the remaining value in your contract.

NOTE: Withdrawals under a non-qualified contract will be taxable on an "income first" basis. This means that any withdrawal from a non-qualified contract that does not exceed the accumulated income under the contract will be taxable in full. Any withdrawals under a tax-qualified contract will be taxable except to the extent that they are allocable to an investment in the contract (any after-tax contributions). In most cases, there will be little or no investment in the contract for a tax-qualified contract because contributions will have been made on a pre-tax or tax-deductible basis.

Jackson National does not assess the withdrawal charge on any payments paid out as (1) income payments after the first year, (2) death benefits, or (3) withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code. Withdrawals for terminal illness or other specified conditions as defined by Jackson National may not be subject to a withdrawal charge. These provisions are not available in all states.

Jackson National may waive the withdrawal charge on amounts you transfer from your contract to another contract issued by us to you. The amounts that you transfer may be subject to new withdrawal charges or other fees under the other contract.

Jackson National may reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce its sales expense. Some examples are: the purchase of a contract by a large group of individuals or an existing relationship between Jackson National and a prospective purchaser. Jackson National may not deduct a withdrawal charge under a contract issued to an officer, director, agent or employee of Jackson National or any of its affiliates.

OTHER EXPENSES. Jackson National pays the operating expenses of the Separate Account.

There are deductions from and expenses paid out of the assets of the Series. These expenses are described in the attached prospectuses for the JNL Series Trust and the JNL Variable Fund V LLC.

PREMIUM TAXES. Some states and other governmental entities charge premium taxes or other similar taxes. Jackson National is responsible for the payment of these taxes and may make a deduction from the value of the contract for them. Premium taxes generally range from 0% to 4% depending on the state.

INCOME TAXES. Jackson National reserves the right, when calculating unit values, to deduct a credit or charge with respect to any taxes paid by or reserved for Jackson National during the valuation period which are determined by Jackson National to be attributable to the operation of the investment division. No federal income taxes are applicable under present law, and we are not making any such deduction.

DISTRIBUTION OF CONTRACTS. Jackson National Life Distributors, Inc., located at 401 Wilshire Boulevard, Suite 1200, Santa Monica, California 90401, serves as the distributor of the contracts. Jackson National Life Distributors, Inc. is a wholly-owned subsidiary of Jackson National.

Commissions will be paid to broker-dealers who sell the contracts. While commissions may vary, they are not expected to exceed 8% of any premium payment. Under certain circumstances, Jackson National may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions. Jackson National may under certain circumstances where permitted by applicable law, pay a bonus to a contract purchaser to the extent the broker-dealer waives its commission. Jackson National may use any of its corporate assets to cover the cost of distribution, including any profit from the contract insurance charges. Jackson National is affiliated with the following broker-dealers: National Planning Corporation, SII Investments, Inc., IFC Holdings, Inc. D/B/A Invest Financial Corporation and Investment Centers of America, Inc.

                                    PURCHASES

MINIMUM INITIAL PREMIUM:

     o    $5,000 under most circumstances

     o    $2,000 for a qualified plan contract

     o    The maximum we accept without our prior approval is $1 million.

MINIMUM ADDITIONAL PREMIUMS:

     o    $500

     o    $50 under the automatic payment plan

     o You can pay additional premiums at any time during the accumulation phase.

ALLOCATIONS OF PREMIUM. When you purchase a contract, Jackson National will allocate your premium to one or more of the Allocation Options you have selected. Your allocations must be in whole percentages ranging from 0% to 100%. The minimum that you may allocate to a guaranteed fixed account or investment division is $100. Jackson National will allocate additional premiums in the same way unless you tell us otherwise.

There may be more than eighteen variable options available under the contract; however, you may not allocate your money to more than eighteen variable options plus the guaranteed fixed accounts during the life of your contract.

Jackson National will issue your contract and allocate your first premium within 2 business days after we receive your first premium and all information that we require for the purchase of a contract. If we do not receive all of the information that we require, we will contact you to get the necessary information. If for some reason Jackson National is unable to complete this process within 5 business days, we will either return your money or get your permission to keep it until we receive all of the required information.

The Jackson National business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

CAPITAL PROTECTION PROGRAM. Jackson National offers a Capital Protection program that a policy owner may request. Under this program, Jackson National will allocate part of the premium to the guaranteed fixed account you select so that such part, based on that guaranteed fixed account's interest rate in effect on the date of allocation, will equal at the end of a selected period of 1, 3, 5, or 7 years, the total premium paid. The rest of the premium will be allocated to the investment divisions based on your allocation. If any part of the guaranteed fixed account is surrendered or transferred before the end of the selected guarantee period, the value at the end of that period will not equal the original premium.

For an example of Capital Protection, assume Jackson National receives a premium payment of $10,000 when the interest rate for the 7-year period is 6.75% per year. Jackson National will allocate $6,331 to that guarantee period because $6,331 will increase at that interest rate to $10,000 after 7 years. The remaining $3,669 of the payment will be allocated to the investment divisions you select.

ACCUMULATION UNITS. The contract value allocated to the investment divisions will go up or down depending on the performance of the divisions. In order to keep track of the value of your contract, Jackson National uses a unit of measure called an accumulation unit. During the income phase it is called an annuity unit.

Every business day Jackson National determines the value of an accumulation unit for each of the investment divisions. This is done by:

     1. determining the total amount of assets held in the particular investment division;

     2. subtracting any insurance charges, optional enhanced death benefit charge, and any other charges such as taxes;

     3.   dividing this amount by the number of outstanding accumulation units.

The value of an accumulation unit may go up or down from day to day.

When you make an allocation to an investment division, Jackson National credits your contract with accumulation units. The number of accumulation units credited is determined at the close of Jackson National's business day by dividing the amount of the premium and/or contract enhancement allocated to any investment division by the value of the accumulation unit for that investment division.

                              CONTRACT ENHANCEMENTS

Each time you make a premium payment, Jackson National will add an additional amount to your contract. This contract enhancement will equal 4% of your premium payment. Jackson National will allocate the contract enhancement to the guaranteed fixed accounts and/or investment divisions in the same proportion as the premium payment.

You will not receive any contract enhancement applied to your contract within the prior twelve months when:

     o    you return your contract within the free look period;

     o    Jackson National pays a death benefit under your contract;

     o    you make a partial or full withdrawal or receive a distribution; or

     o    Jackson National pays a benefit under a rider or an endorsement.

Your contract value will reflect any gains or losses attributable to a contract enhancement described above.

Contract enhancements, and any gains or losses attributable to a contract enhancement, distributed under your contract will be considered earnings under the contract for tax purposes.

                                    TRANSFERS

You can transfer money among the Allocation Options during the accumulation phase, subject to certain terms and conditions. During the income phase, you can transfer money among the investment divisions or from the investment divisions to a guaranteed option. You can make 15 transfers every contract year without charge.

TELEPHONE TRANSACTIONS. You may make transfers by telephone, unless you elect not to have this privilege. When authorizing a transfer, you must complete your telephone call by the close of Jackson National's business day (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an investment division.

Jackson National has procedures which are designed to provide reasonable assurance that telephone authorizations are genuine. Our procedures include requesting identifying information and tape recording telephone communications. Jackson National and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by you. However, if Jackson National fails to employ reasonable procedures to ensure that all telephone transfers are properly authorized, we may be held liable for such losses. Jackson National reserves the right to modify or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or the telephone transfer privilege.

                              ACCESS TO YOUR MONEY

You can have access to the money in your contract:

     o    by making either a partial or complete withdrawal, or

     o    by electing to receive income payments.

Your beneficiary can have access to the money in your contract when a death benefit is paid.

When you make a complete withdrawal you will receive:

     1.   the value of the contract on the day you made the withdrawal;

     2.   less any contract charges and fees;

     3.   less any contract enhancements applied during the prior 12 months;

     4.   less any premium taxes or other taxes payable; and

     5.   less any withdrawal charge.

Your withdrawal request must be in writing. Jackson National will accept withdrawal requests submitted via facsimile. There are risks associated with not requiring original signatures in order to disburse contract holder monies.

Except in connection with the systematic withdrawal program, you must withdraw at least $500 or, if less, the entire amount in the guaranteed fixed account or investment division from which you are making the withdrawal.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

There are limitations on withdrawals from qualified plans.  See "Taxes."

SYSTEMATIC WITHDRAWAL PROGRAM. You can arrange to have money automatically sent to you periodically while your contract is still in the accumulation phase. You will have to pay taxes on money you receive and withdrawals you make before you reach 59 1/2 may be subject to a 10% tax penalty.

We reserve the right to charge a fee for participation or to discontinue offering this program in the future.

SUSPENSION OF WITHDRAWALS OR TRANSFERS. Jackson National may be required to suspend or delay withdrawals or transfers from an investment division when:

     a) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     b)   trading on the New York Stock Exchange is restricted;

     c) an emergency exists so that it is not reasonably practicable to dispose of securities in the Separate Account or determine the division value of its assets; or,

     d)   the SEC, by order, may permit for the protection of owners.

The applicable rules and regulations of the SEC will govern whether the conditions in (b) and/or (c) exist.

Jackson National has reserved the right to defer payment for a withdrawal or transfer from the guaranteed fixed accounts for the period permitted by law, but not more than six months.

                       INCOME PAYMENTS (THE INCOME PHASE)

The income phase occurs when you begin receiving regular payments from your contract. The income date is the month and year in which those payments begin. You can choose the income date and an income option.

INCOME DATE. The income date must be at least one year after your contract is issued. The income date may not be later than your 90th birthday under a non-qualified contract (or an earlier date under a qualified contract if required by the qualified plan, law, or regulation). If you do not choose an income date, the income date will be your 90th birthday under a non-qualified contract (or an earlier date if required by law). You can change the income date at any time before the income date currently in effect. You must give us notice 7 days before the scheduled income date.

INCOME OPTIONS. You may elect to receive a single sum or you may elect one of the income options described below. A single sum distribution may be deemed to be a withdrawal. If you do not choose an income option, we will assume that you selected Option 3, which provides a life annuity with 120 months of guaranteed payments. You can change your income option at any time before the income date. You must give us 7 days notice.

The annuitant is the person whose life we look to when we make income payments. (Each description assumes that you are the owner and annuitant.) The following income options may not be available in all states.

     OPTION 1 - Life Income. This income option provides monthly payments for your life.

     OPTION 2 - Joint and Survivor Annuity. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you. At the time you elect this option, you may choose whether the payments to the survivor will continue at the full rate or at two-thirds or one-half of the full rate.

     OPTION 3 - Life Annuity With 120 or 240 Monthly Payments Guaranteed. This income option provides monthly payments for the annuitant's life, but with payments continuing to your beneficiary for the remainder of 10 or 20 years (as you select) if the annuitant dies before the end of the selected period. If the beneficiary does not want to receive the payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of proof of death) discounted at the assumed investment rate for a variable annuity payout option. Option 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30. However, you may elect to receive a single lump sum payment which will be equal to the present value of the remaining payments (as of the date of proof of death) discounted at the assumed investment rate for a variable annuity payout option.

     ADDITIONAL OPTIONS - Other income options may be made available by Jackson National.

INCOME PAYMENTS. At the income date, you can choose whether payments will come from the guaranteed fixed accounts, the investment divisions or both. Unless you tell us otherwise, your income payments will be based on the Allocation Options that were in place on the income date.

You can choose to have income payments made monthly, quarterly, semi-annually, or annually. However, if you have less than $5,000 to apply toward an income option and state law permits, Jackson National may provide your payment in a single lump sum. Likewise, if your first income payment would be less than $50 and state law permits, Jackson National may set the frequency of payments so that the first payment would be at least $50.

     INCOME PAYMENTS FROM INVESTMENT DIVISIONS. If you choose to have any portion of your income payments come from the investment division(s), the dollar amount of your payment will depend upon three things:

     1. the value of your contract in the investment division(s) on the income date;

     2. the 3% assumed investment rate used in the annuity table for the contract; and

     3.   the performance of the investment divisions you selected.

Jackson National calculates the dollar amount of the first income payment that you receive from the investment divisions. We then use that amount to determine the number of annuity units that you hold in each investment division. The amount of each subsequent income payment is determined by multiplying the number of annuity units that you hold in an investment division by the annuity unit value for that investment division.

The number of annuity units that you hold in each investment division does not change unless you reallocate your contract value among the investment divisions. The annuity unit value of each investment division will vary based on the investment performance of the Series. If the actual investment performance exactly matches the assumed rate at all times, the amount of each income payment will remain equal. If the actual investment performance exceeds the assumed rate, your income payments will increase. Similarly, if the actual investment performance is less than the assumed rate, your income payments will decrease.

                                  DEATH BENEFIT

The contract offers a selection of death benefits. When you purchase your contract, you must elect the death benefit that will be available before the income date. You may elect:

     o    the standard death benefit; or

     o    the optional enhanced death benefit.

You cannot change your election after we have issued your contract. The death benefit is calculated as of the date we receive complete claim forms and proof of death from the beneficiary of record. The death benefit amount remains in the separate account and/or the guaranteed fixed account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the separate account will be subject to investment risk, which is borne by the beneficiary.

DEATH OF OWNER BEFORE THE INCOME DATE. If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit. If you have a joint owner, the death benefit will be paid when the first joint owner dies. The surviving joint owner will be treated as the beneficiary. Any other beneficiary designated will be treated as a contingent beneficiary. A contingent beneficiary is entitled to receive payment only after the beneficiary dies. Jackson National may limit permissible joint owners to spouses.

     STANDARD DEATH BENEFIT. The standard death benefit equals the greater of:

          1.   current contract value;

               a. less any contract enhancement applied within the 12 months prior to your death.

          2.   the total premiums paid prior to your death;

               a.   less withdrawals,

               b.   less withdrawal charges,

               c.   less contract charges and fees,

               d.   less premium taxes, and

               e. less any contract enhancement applied within the 12 months prior to your death.

     OPTIONAL ENHANCED DEATH BENEFIT. The optional enhanced death benefit is equal to the greatest of:

          1.   the standard death benefit;

          2.   the total premiums paid prior to your death;

               a.   less withdrawals,

               b.   less withdrawal charges,

               c.   less contract charges and fees,

               d.   less premium taxes, and

               e. less any contract enhancement applied within the 12 months prior to your death, compounded at 5% (4% if the owner is age 70 or older at the date of issue).

          3.   the contract value at the end of the 7th contract year;

               a.   plus all premiums made since the 7th year,

               b.   less withdrawals,

               c.   less withdrawal charges,

               d.   less contract charges and fees,

               e.   less premium taxes, and

               f. less any contract enhancement applied within the 12 months prior to your death, compounded at 5% (4% if the owner is age 70 or older at the date of issue).

The optional enhanced death benefit under 2 or 3 will never exceed 250% of premiums paid, less partial withdrawals, charges and fees, withdrawal charges, and premium taxes.

The entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an income option. The death benefit payable under an income option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Unless the beneficiary chooses to receive the death benefit in a single sum, the beneficiary must elect an income option within the 60 day period beginning with the date Jackson National receives proof of death and payments must begin within one year of the date of death. If the beneficiary chooses to receive the death benefit in a single sum and all the necessary requirements are met, Jackson National will pay the death benefit within 7 days. If the beneficiary is your spouse, he/she can continue the contract in his/her own name at the then current contract value.

DEATH OF OWNER ON OR AFTER THE INCOME DATE. If you or a joint owner die on or after the income date, and you are not the annuitant, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death. If you die, the beneficiary becomes the owner. If the joint owner dies, the surviving joint owner, if any, will be the designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. A contingent beneficiary is entitled to receive payment only after the beneficiary dies.

DEATH OF ANNUITANT BEFORE THE INCOME DATE. If the annuitant is not an owner or joint owner and the annuitant dies before the income date, you become the new annuitant. You may name a new annuitant, subject to our administrative requirements. However, if the owner is a non-natural person (for example, a corporation), then the death of the annuitant will be treated as the death of the owner, and a new annuitant may not be named.

DEATH OF ANNUITANT ON OR AFTER THE INCOME DATE. If the annuitant dies on or after the income date, any remaining payments will be as provided for in the income option selected. Any remaining payments will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

                                      TAXES

THE FOLLOWING IS ONLY GENERAL INFORMATION AND IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. ADDITIONAL TAX INFORMATION IS INCLUDED IN THE SAI. YOU SHOULD CONSULT YOUR OWN TAX ADVISER AS TO HOW THESE GENERAL RULES WILL APPLY TO YOU IF YOU PURCHASE A CONTRACT.

TAX-QUALIFIED AND NON-QUALIFIED CONTRACTS. If you purchase the contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as 403(b) contract), or pension and profit-sharing plan (including a 401(k) plans or H.R. 10 Plan) your contract will be what is referred to as a qualified contract. Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral. You should consult your own adviser regarding these features and benefits of the contract prior to purchasing a tax-qualified contract.

If you do not purchase the contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your contract will be what is referred to as a non-qualified contract.

The amount of your tax liability on the earnings under and the amounts received from either a tax-qualified or a non-qualified contract will vary depending on the specific tax rules applicable to your contract and your particular circumstances.

NON-QUALIFIED CONTRACTS - GENERAL TAXATION. Increases in the value of a non-qualified contract attributable to undistributed earnings are generally not taxable to the contract owner or the annuitant until a distribution (either as a withdrawal or as an income payment) is made from the contract. This tax deferral is generally not available under a non-qualified contract owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person). Also loans based on a non-qualified contract are treated as distributions.

NON-QUALIFIED CONTRACTS - WITHDRAWALS AND INCOME PAYMENTS. Any withdrawal from a non-qualified contract is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the contract. A part of each income payment under a nonqualified contract is generally treated as a non-taxable return of premium. The balance of each income payment is taxable as ordinary income. The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the contract and the length of the period over which income payments are to be made. Income payments received after all of your investment in the contract are fully taxable as ordinary income. Additional information is provided in the SAI.

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified contract. This penalty tax will not apply to any amounts: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid to a beneficiary after you die; (3) paid if the recipient becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy of the recipient or of the recipient and a beneficiary; (5) paid under an immediate annuity; or (6) which come from premiums made prior to August 14, 1982.

TAX-QUALIFIED CONTRACTS - WITHDRAWALS AND INCOME PAYMENTS. The Code imposes limits on loans, withdrawals, and income payments under tax-qualified contracts. These limits and the tax computation rules are summarized in the SAI.

WITHDRAWALS - TAX-SHELTERED ANNUITIES. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) in the case of hardship. However, in the case of hardship, the owner can only withdraw the premium and not any earnings.

WITHDRAWALS - ROTH IRAs. Subject to certain limitations, individuals may also purchase a new type of non-deductible IRA annuities, known as Roth IRA annuities. Qualified distributions from Roth IRA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA annuities for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual's death or disability, or as qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild, or ancestor.

CONSTRUCTIVE WITHDRAWALS - INVESTMENT ADVISER FEES. Withdrawals from non-qualified contracts for the payment of investment adviser fees will be considered taxable distributions from the contract. In a series of Private Letter Rulings, however, the Internal Revenue Service has held that the payment of investment adviser fees from a tax-qualified contract need not be considered a distribution for income tax purposes. Under the facts in these Rulings: (i) there was a written agreement providing for payments of the fees solely from the annuity contract, (ii) the contract owner had no liability for the fees and
(iii) the fees were paid solely from the annuity contract to the adviser.

DEATH BENEFITS. Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

ASSIGNMENT.  An  assignment  of a contract  will  generally be a taxable  event.
Assignments of a tax-qualified contract may also be limited by the Code and ERISA. These limits are summarized in the SAI. You should consult your tax adviser prior to making any assignment of a contract.

DIVERSIFICATION. The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Jackson National believes that the underlying investments are being managed so as to comply with these requirements.

OWNER CONTROL. In three Revenue Rulings issued between 1977 and 1982, the Internal Revenue Service (IRS) held that where a contract holder had certain forms of actual or potential control over the investments held under a variable annuity contract, the contract owner had to be treated as the owner of those assets and thus would be taxable on the income and gains produced by those assets. A holder of a contract will not have any of the specific types of control that were described in those Rulings. In addition, in 1999, the IRS announced that it would not apply the holdings of these Rulings to holders of tax-qualified contracts that hold mutual fund shares as investments. However, because of the continuing uncertainty as to the scope and application of these Rulings, Jackson National reserves the right to modify the contract to the extent required to maintain favorable tax treatment.

                                OTHER INFORMATION

REBALANCING. You can arrange to have Jackson National automatically reallocate money between investment divisions periodically to keep the blend you select.

Jackson National does not currently charge for participation in this program. We may do so in the future.

FREE LOOK. You may return your contract to the selling agent or Jackson National within twenty days after receiving it. Jackson National will return the contract value in the investment division plus any fees and expenses deducted from the premiums allocated to the investment divisions plus the full amount of premiums you allocated to the guaranteed fixed accounts. We will determine the contract value in the investment division as of the date you mail the contract to us or the date you return it to the selling agent. Jackson National will return premium payment were required by law.

ADVERTISING. From time to time, Jackson National may advertise several types of performance for the investment divisions.

     o TOTAL RETURN is the overall change in the value of an investment in an investment division over a given period of time.

          o    STANDARDIZED   AVERAGE  ANNUAL  TOTAL  RETURN  is  calculated  in
               accordance with SEC guidelines.

          o NON-STANDARDIZED TOTAL RETURN may be for periods other than those required or may otherwise differ from standardized average annual total return. For example, if a Series has been in existence longer than the investment division, we may show non-standardized performance for periods that begin on the inception date of the Series, rather than the inception date of the investment division.

     o YIELD refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. Performance will reflect the deduction of the insurance charges and may reflect the deduction of the contract maintenance charge and withdrawal charge. The deduction of the contract maintenance and/or the withdrawal charge would reduce the percentage increase or make greater any percentage decrease.

MARKET TIMING AND ASSET ALLOCATION SERVICES. Market timing and asset allocation services must comply with Jackson National's administrative systems, rules and procedures. Prior to utilizing the market timing and asset allocation services, a market timing agreement which sets forth our rules and procedures must be signed. Because excessive trades in a Series can hurt the Series performance and harm contract holders, Jackson National reserves the right to refuse any transfer requests for multiple contracts from a market timing and asset allocation service or other non-contract holder that it believes will disadvantage the Series or the contract holders.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM (ORP). Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code. In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 or termination of employment in a Texas public institution of higher education. The restrictions on withdrawal do not apply in the event a participant in ORP transfers the contract value to another approved contract or vendor during the period of ORP participation.

MODIFICATION OF THE CONTRACT. Only the President, Vice President, Secretary or Assistant Secretary of Jackson National may approve a change to or waive a provision of the contract. Any change or waiver must be in writing. Jackson National may change the terms of the contract in order to comply with changes in applicable law, or otherwise as deemed necessary by Jackson National.

LEGAL PROCEEDINGS. Jackson National has been named as a defendant in civil litigation proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale of insurance products. These matters are sometimes referred to as market conduct litigation. The litigation against JNL purports to include purchasers of certain life insurance and annuity products from JNL during the period from 1981 to present. JNL has retained national and local counsel experienced in the handling of such litigation, and is vigorously defending these actions. A favorable outcome is anticipated, and at this time it is not feasible to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in such actions. In addition, JNL is a defendant in several individual actions that involve similar issues, including an August 1999 verdict against JNL for $32.5 million in punitive damages. JNL has appealed the verdict on the basis that it is not supported by the facts or the law, and a ruling reversing the judgment is being sought.



--------------------------------------------------------------------------------
QUESTIONS. If you have questions about your contract, you may call or write to us at:

     o Jackson National Life Annuity Service Center: (800) 766-4683, P.O. Box 378002, Denver, Colorado 80237-8002


     o Institutional Marketing Group Service Center: (800) 777-7779, P.O. Box 30386, Lansing, Michigan 48909-9692.
--------------------------------------------------------------------------------

                              TABLE OF CONTENTS OF
                     THE STATEMENT OF ADDITIONAL INFORMATION


General Information and History ............................        2

Services ..................................................         2

Purchase of Securities Being Offered ......................         3

Underwriters ..............................................         3

Calculation of Performance ................................         3

Additional Tax Information ................................         9

Net Investment Factor ......................................       20

Financial Statements .......................................       22

                                   APPENDIX A

CONDENSED FINANCIAL INFORMATION

ACCUMULATION UNIT VALUES

The following table shows accumulation unit values at the beginning and end of the periods indicated as well as the number of accumulation units outstanding for each division as of the end of the periods indicated. This information has been taken from the Separate Account's financial statements. This information should be read together with the Separate Account's financial statements and related notes which are in the SAI.


-------------------------------------------------------------------------------------------------------------------
INVESTMENT DIVISIONS                                                                STANDARD          ENHANCED
                                                                                  DEATH BENEFIT     DEATH BENEFIT
                                                                                  DECEMBER 31,      DECEMBER 31,
                                                                                    2000 (a)           2000(a)
-------------------------------------------------------------------------------------------------------------------
JNL/Alliance Growth Division
Accumulation unit value:
    Beginning of period                                                           $10.00            $10.00
    End of period                                                                  $8.67             $8.22
  Accumulation units outstanding
    at the end of period                                                       1,310,625           588,862

JNL/J.P. Morgan Enhanced S&P 500(R)Stock Index Division
  Accumulation unit value:
    Beginning of period                                                           $10.00            $10.00
    End of period                                                                  $8.89             $8.84
  Accumulation units outstanding
     at the end of period                                                        797,486           317,190

JNL/J.P. Morgan International & Emerging Markets Division
  Accumulation unit value:
    Beginning of period                                                           $10.00            $10.00
    End of period                                                                  $8.68             $8.53
  Accumulation units outstanding
     at the end of period                                                        159,857            70,004

JNL/Janus Aggressive Growth Division
  Accumulation unit value:
    Beginning of period                                                           $10.00            $10.00
    End of period                                                                  $8.36             $7.67
  Accumulation units outstanding
     at the end of period                                                      2,228,683           771,494

JNL/Janus Global Equities Division
  Accumulation unit value:
    Beginning of period                                                           $10.00            $10.00
    End of period                                                                  $8.64             $8.06
  Accumulation units outstanding
      at the end of period                                                     1,611,626           442,159

JNL/Janus Growth & Income Division
  Accumulation unit value:
    Beginning of period                                                           $10.00            $10.00
    End of period                                                                  $9.07             $9.05
  Accumulation units outstanding
      at the end of period                                                       675,574           256,119

-----------
(a)  The Separate Account commenced operations on  January 2, 2000.


INVESTMENT DIVISIONS                                                                STANDARD          ENHANCED
                                                                                  DEATH BENEFIT     DEATH BENEFIT
                                                                                  DECEMBER 31,      DECEMBER 31,
                                                                                     2000 (a)          2000(a)
-------------------------------------------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Division
  Accumulation unit value:
    Beginning of period                                                           $10.00            $10.00
    End of period                                                                 $11.09            $10.99
  Accumulation units outstanding
     at the end of period                                                        322,919           107,400

JNL/Putnam International Equity Division
  Accumulation unit value:
    Beginning of period                                                           $10.00            $10.00
    End of period                                                                  $9.04             $8.60
  Accumulation units outstanding
     at the end of period                                                        435,172           207,683

JNL/Putnam Midcap Growth Division
  Accumulation unit value:
    Beginning of period                                                           $10.00            $10.00
End of period                                                                     $10.10             $9.99
  Accumulation units outstanding
  at the end of period                                                           297,828            86,905

JNL/S&P Conservative Growth Division
  Accumulation unit value:
    Beginning of period                                                           $10.00            $10.00
    End of period                                                                  $9.41             $9.30
  Accumulation units outstanding
     at the end of period                                                        626,232           305,549

JNL/S&P Moderate Growth Division
  Accumulation unit value:
    Beginning of period                                                           $10.00            $10.00
    End of period                                                                  $9.06             $8.86
  Accumulation units outstanding
     at the end of period                                                      1,767,468           617,624

JNL/S&P Aggressive Growth Division
  Accumulation unit value:
    Beginning of period                                                           $10.00            $10.00
    End of period                                                                  $9.33             $8.68
  Accumulation units outstanding
     at the end of period                                                      1,329,475           748,532

Lazard/JNL Mid Cap Value Division
  Accumulation unit value:
    Beginning of period                                                           $10.00            $10.00
    End of period                                                                 $12.70            $12.69
  Accumulation units outstanding
     at the end of period                                                        169,138            70,468


-------------

(a)  The Separate Account commenced operations on January 2, 2000.


INVESTMENT DIVISIONS                                                                STANDARD          ENHANCED
                                                                                  DEATH BENEFIT     DEATH BENEFIT
                                                                                  DECEMBER 31,      DECEMBER 31,
                                                                                    2000 (a)           2000(a)
-------------------------------------------------------------------------------------------------------------------
Lazard/JNL Small Cap Value  Division
  Accumulation unit value:
    Beginning of period                                                           $10.00            $10.00
    End of period                                                                 $11.47            $11.45
  Accumulation units outstanding
     at the end of period                                                        252,078           139,863

PPM America/JNL Money Market Division Accumulation unit value:
    Beginning of period                                                           $10.00            $10.00
    End of period                                                                 $10.43            $10.37
  Accumulation units outstanding
     at the end of period                                                        429,858           173,097

Salomon Brothers/JNL Balanced Division
  Accumulation unit value:
    Beginning of period                                                           $10.00            $10.00
    End of period                                                                 $10.62            $10.72
  Accumulation units outstanding
     at the end of period                                                        197,973            59,919

Salomon Brothers/JNL Global Bond Division
  Accumulation unit value:
    Beginning of period                                                           $10.00            $10.00
    End of period                                                                 $10.63            $10.50
  Accumulation units outstanding
     at the end of period                                                        102,962            44,760

Salomon Brothers/JNL High Yield Bond Division
  Accumulation unit value:
    Beginning of period                                                           $10.00            $10.00
    End of period                                                                  $9.43             $9.53
  Accumulation units outstanding
     at the end of period                                                        148,745           114,466

T. Rowe Price/JNL Mid-Cap Growth Division
  Accumulation unit value:
    Beginning of period                                                           $10.00            $10.00
    End of period                                                                 $10.35            $10.41
  Accumulation units outstanding
     at the end of period                                                        805,666           254,797

JNL/First Trust The Dowsm Target 10 Division Accumulation unit value:
    Beginning of period                                                           $10.00            $10.00
    End of period                                                                 $10.50            $10.17
  Accumulation units outstanding
     at the end of period                                                        277,464           113,635

--------------------

(a)  The Separate Account commenced operations on January 2, 2000.

                                   APPENDIX B

DOW JONES DOES NOT:

o    Sponsor,  endorse,  sell or promote the  JNL/First  Trust The Dow Target 10
     Series.

o Recommend that any person invest in the JNL/First Trust The Dow Target 10 Series or any other securities.

o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/First Trust The Dow Target 10 Series.

o Have any responsibility or liability for the administration, management or marketing of the JNL/First Trust The Dow Target 10 Series.

o Consider the needs of the JNL/First Trust The Dow Target 10 Series or the owners of the JNL/First Trust The Dow Target 10 Series in determining, composing or calculating the DJIA or have any obligation to do so.

--------------------------------------------------------------------------------
DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE JNL/FIRST TRUST THE DOW TARGET 10 SERIES. SPECIFICALLY,

O DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

     O THE RESULTS TO BE OBTAINED BY THE JNL/FIRST TRUST THE DOW TARGET 10 SERIES, THE OWNERS OF THE JNL/FIRST TRUST THE DOW TARGET 10 SERIES OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;

     O    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA;

     O THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA;

O DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA;

O UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN FIRST TRUST ADVISORS L.P. (SUB-ADVISER TO THE JNL VARIABLE FUND V LLC) AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JNL/FIRST TRUST THE DOW TARGET 10 SERIES OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------



                                      B-1